SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A
                               (Amendment No. 3)


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: December 1, 2003


                              ENERGY PRODUCERS, INC.
             (Exact name of registrant as specified in its charter)


              Nevada                  000-32507              88-0345961
      (State of Incorporation) (Commission File Number)    (IRS Employer
                                                         Identification No.)


                          Dennis R. Alexander, President
                              Energy Producers, Inc.
          7944 E. Beck Lane, Suite 140, Scottsdale, Arizona 85260-1774
          ------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (480) 778-0488
                    ----------------------------------------
              (Registrant's telephone number, including area code)




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Note: This 8-K/A (Amendment No. 3) adds item 4. and amends the delivery timing for financial statements and pro forma financial statements required by Item 1,
Item 2., and Item 7.


Item 4. Changes in the Registrant's Certifying Accountant.

(a.) Our auditing firm, Henry Schiffer, C.P.A., an Accountancy Corporation ("Schiffer"), some weeks ago had failed to notify the Registrant that Public Company Accounting Oversight Board ("PCAOB") had notified them that the Securities and Exchange Commission would no longer accept their statements.

      The registrant received notice of this on March 19, 2004, whereon Schiffer informed the Registrant of the PCAOB notice and thereafter resigned. The Registrant is in the process of securing a new accounting firm acceptable to the PCAOB which should be accomplished this week.

      As soon as this is accomplished the Registrant will file an amendment to this 8K/A3 with the Commission to provide the name of its SEC acceptable accountant.

      The decision therefore to take action to change accountants was approved by the Board telephonically on March 20, and 21, 2004.

      During the registrant's two most recent fiscal years, and any subsequent interim period preceding the resignation on March 19, 2004, there were no disagreements with the former accountant, Schiffer, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Schiffer, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

      Schiffer did not advise the registrant that internal controls necessary to develop reliable financial statements did not exist; no information had come to Schiffer's attention which would make him unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. Schiffer did not advise the registrant that the scope of the audit should be expanded significantly, or that information had come to his attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, dated April 14, 2003 (including information that might preclude the issuance of an unqualified audit report).

      The registrant has not contacted a new accounting firm prior to Schiffer's notification, regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

      The registrant has or will provide a copy of this report, on or prior to the date of filing this report with the Commission, to Schiffer, and request that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Schiffer's letter will be attached as an exhibit and filed on an amended 8-K hereto.

Item 5. Other Events and Regulation FD Disclosure.

      Due to the actions of the registrant's accountants (see Item 4), the registrant probably will be delayed in the filing of its Form 10-KSB for the year ended December 31, 2003, due on or before March 30, 2004. Further, the registrant expects it will be further delayed in the filing of the International Group Holdings, Inc. (IGHI) financial statements and pro forma, including the filing of an amended Preliminary 14C Information Statement regarding the exchange acquisition with IGHI, as a result of the above stated actions.

       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENERGY PRODUCERS, INC.
                                         (Registrant)


                                       By:   /s/  Dennis R. Alexander
                                             ------------------------
                                                  Dennis R. Alexander
                                                  President

Date:  March 22, 2004